UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07177

Name of Fund:	BlackRock Mid-Cap Value Series, Inc.
BlackRock Mid-Cap Value Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Mid-Cap Value Series, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2024

Date of reporting period: 10/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Mid-Cap Value Series, Inc.

•  BlackRock Mid-Cap Value Fund

BlackRock Natural Resources Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2023	BlackRock Mid-Cap Value Fund

Investment Objective

BlackRock Mid-Cap Value Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2023, the Fund’s Investor C, Investor A and Class R shares underperformed its benchmark, the Russell Midcap® Value Index while the Fund’s Institutional and Class K shares performed in line.

What factors influenced performance?

Selection in consumer staples, particularly among retail stocks, was the largest detractor from performance. Selections in industrials also weighed on performance due to positioning in the building products and machinery industries. Selection in materials and energy detracted as well.

Stock selection in information technology was the largest contributor to performance, led by the electronic equipment, instruments and components subsector. An underweight allocation to the semiconductor industry also contributed. Selection in financials was a further contributor, with the strongest results occurring in the banking industry. An underweight in the real estate sector and stock selection in utilities were additional contributors of note. The Fund’s cash position was another key contributor to results at a time in which the index posted a negative return.

Describe recent portfolio activity.

The combination of trading activity and market price movements resulted in increased allocations to the consumer discretionary, industrials and materials sectors. The Fund’s weightings in real estate, information technology and healthcare decreased.

Describe portfolio positioning at period end.

The investment adviser continued to seek higher-quality businesses it believed were best positioned for this stage of the cycle, such as those with potentially more resilient earnings streams. On the other hand, it was cautious with respect to the more expensive stocks in the cyclical areas of the market.

At the close of the period, the Fund’s largest absolute sector weightings were in financials, industrials and healthcare. Its largest overweights were in the healthcare, consumer staples and financials sectors, while its largest underweights were in real estate, industrials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(5.72)%	0.95%	N/A	8.42%	N/A	7.49%	N/A
Investor A	(5.82)	0.71	(4.58)%	8.16	7.00%	7.21	6.63%
Investor C	(6.15)	0.01	(0.98)	7.35	7.35	6.55	6.55
Class K	(5.70)	1.00	N/A	8.49	N/A	7.53	N/A
Class R	(5.89)	0.50	N/A	7.90	N/A	6.92	N/A

Russell Midcap® Value Index(c)	(5.69)	(3.56)	N/A	5.69	N/A	6.89	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies. Under normal market conditions, the Fund intends to invest primarily in dividend-paying securities. The Fund’s total returns for the period prior to August 15, 2022 are the returns of the Fund when it followed different investment strategies. Prior to September 1, 2021, BlackRock Mid-Cap Value Fund was known as BlackRock Mid Cap Dividend Fund. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Mid Cap Value Opportunities Fund.

(c)

An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023 (continued)	BlackRock Mid-Cap Value Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 942.80	$ 3.61		$ 1,000.00	$ 1,021.42	$ 3.76		0.74%
Investor A	1,000.00	941.80	4.83		1,000.00	1,020.16	5.03		0.99
Investor C	1,000.00	938.50	8.48		1,000.00	1,016.39	8.82		1.74
Class K	1,000.00	943.00	3.37		1,000.00	1,021.67	3.51		0.69
Class R	1,000.00	941.10	6.05		1,000.00	1,018.90	6.29		1.24

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Leidos Holdings, Inc.	2.9%
L3Harris Technologies, Inc.	2.2
First Citizens BancShares, Inc., Class A	2.1
Kraft Heinz Co.	2.1
Sealed Air Corp.	2.0
SS&C Technologies Holdings, Inc.	1.9
Western Digital Corp.	1.8
Fidelity National Information Services, Inc.	1.8
Cardinal Health, Inc.	1.8
Cognizant Technology Solutions Corp., Class A	1.8

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Financials	19.0%
Industrials	13.5
Health Care	12.7
Consumer Discretionary	10.0
Information Technology	9.4
Consumer Staples	7.3
Materials	6.5
Utilities	6.3
Energy	5.9
Communication Services	2.9
Real Estate	2.3
Short-Term Securities	5.1
Liabilities in Excess of Other Assets	(0.9)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2023, the Fund underperformed its benchmark, the S&P Global Natural Resources Net Index.

What factors influenced performance?

While sector allocations contributed to the Fund’s relative performance, the benefit was outweighed by adverse stock selection. With respect to allocation, an overweight in the energy sub-sector and an underweight in agriculture contributed positively. An overweight in the mining sub-sector detracted.

In terms of stock selection, an overweight position in First Quantum Minerals Ltd. was the largest detractor as the Panamanian government announced a referendum on whether to revoke the company’s mining license. The stock was further pressured by falling copper prices. Teck Resources Ltd., which was hurt by weak results, production challenges, and the lack of an update regarding an expected asset sale, was an additional detractor. An overweight in FMC Corp. detracted, as well. The stock came under pressure from the combination of weaker-than-expected earnings, reduced forward guidance, and a negative report from a short seller (an investor who expects the stock to fall).

On the other hand, CF Industries, Inc. was a large, positive contributor to performance. The company benefited from robust demand, falling input costs due to the declining price of natural gas, and healthy crop prices. Stock selection in the energy exploration and production industry was also positive for relative performance. Conoco Phillips, which performed well on the strength of rising oil prices, was a key contributor in this area. The Fund’s underweight in Nutrien Ltd., which was hurt by falling potash prices, was another contributor of note.

Describe recent portfolio activity.

The Fund remained overweight in the energy and mining sectors and underweight in agriculture. The investment adviser reduced the Fund’s allocation in the mining sector and rotated the proceeds into energy.

Describe portfolio positioning at period end.

Despite the uncertain macroeconomic backdrop, the investment adviser maintained a positive view on the natural resources sector. Demand was underpinned by China’s reopening and expectations for fiscal stimulus in the country, and supplies remain constrained by producers’ continued focus on capital discipline following years of underinvestment. Geopolitical risks and persistent inflation also are providing support for commodity prices. At the company level, debt reduction efforts by many mining and energy companies have led to improving balance sheets across the two sectors. In light of these factors, the investment adviser sees valuations as attractive relative to both the resource sector’s own history and the broader equity market.

As at the end of October 2023, the Fund was overweight in the energy and mining sectors and was moderately underweight in agriculture. It ended the period with 41.8% of the portfolio in energy, 35.1% in mining, 18.9% in agriculture, and 4.3% in cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023 (continued)	BlackRock Natural Resources Trust

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(7.46)%	(2.52)%	N/A	8.83%	N/A	2.21%	N/A
Investor A	(7.60)	(2.79)	(7.89)%	8.52	7.35%	1.93	1.38%
Investor C	(7.92)	(3.59)	(4.51)	7.67	7.67	1.29	1.29

S&P Global Natural Resources Net Index(c)	(5.22)	0.96	N/A	6.60	N/A	3.70	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

(c)

An index that includes approximately 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 925.40	$ 4.13		$ 1,000.00	$ 1,020.85	$ 4.33		0.85%
Investor A	1,000.00	924.00	5.46		1,000.00	1,019.47	5.73		1.13
Investor C	1,000.00	920.80	9.00		1,000.00	1,015.76	9.45		1.87

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Shell PLC	8.3%
TotalEnergies SE	5.7
Exxon Mobil Corp.	5.6
Glencore PLC	4.4
BP PLC	4.4
BHP Group Ltd., Class DI	4.1
Vale SA	4.0
CF Industries Holdings, Inc.	3.8
Wheaton Precious Metals Corp.	3.7
Chevron Corp.	3.4

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets

Oil, Gas & Consumable Fuels	40.8%
Metals & Mining	33.6
Food Products	6.2
Chemicals	6.2
Machinery	4.5
Containers & Packaging	4.0
Energy Equipment & Services	1.5
Paper & Forest Products	1.4
Short-Term Securities	2.8
Liabilities in Excess of Other Assets	(1.0)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	7

About Fund Performance

Institutional Shares and Class K Shares (Class K Shares are available only in BlackRock Mid-Cap Value Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Mid-Cap Value Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of BlackRock Mid-Cap Value Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Mid-Cap Value Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2023	BlackRock Mid-Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.4%
BAE Systems PLC	234,446	$3,152,446
Huntington Ingalls Industries, Inc.	13,930	3,062,092
L3Harris Technologies, Inc.	128,859	23,118,593
MTU Aero Engines AG	36,650	6,888,612

		36,221,743

Automobile Components — 1.4%
Goodyear Tire & Rubber Co.(a)	477,180	5,678,442
Lear Corp.	73,169	9,494,409

		15,172,851

Automobiles — 1.6%
General Motors Co.	621,216	17,518,291

Banks — 4.1%
Citigroup, Inc.	210,460	8,311,065
Citizens Financial Group, Inc.	258,360	6,053,375
First Citizens BancShares, Inc., Class A	16,391	22,631,709
Wells Fargo & Co.	174,010	6,920,378

		43,916,527

Beverages — 0.5%
Constellation Brands, Inc., Class A	22,692	5,313,332

Biotechnology — 0.8%
SPDR S&P Biotech ETF(b)	132,289	8,761,501

Building Products — 1.0%
Allegion PLC	103,260	10,156,654

Capital Markets — 2.9%
Carlyle Group, Inc.	388,190	10,690,753
LPL Financial Holdings, Inc.	13,680	3,071,434
Onex Corp.	47,280	2,649,794
Raymond James Financial, Inc.	147,517	14,079,022

		30,491,003

Chemicals — 2.2%
Axalta Coating Systems Ltd.(a)	300,079	7,871,072
CF Industries Holdings, Inc.	32,710	2,609,604
FMC Corp.	47,550	2,529,660
International Flavors & Fragrances, Inc.	144,100	9,849,235

		22,859,571

Communications Equipment — 0.9%
Nokia OYJ, ADR	2,752,232	9,109,888

Construction Materials — 0.3%
CRH PLC(b)	57,100	3,058,847

Consumer Staples Distribution & Retail — 2.6%
Dollar General Corp.	98,040	11,670,681
Dollar Tree, Inc.(a)	145,086	16,117,604

		27,788,285

Containers & Packaging — 3.4%
Crown Holdings, Inc.	142,030	11,447,618
International Paper Co.	93,240	3,144,985
Sealed Air Corp.	702,802	21,639,274

		36,231,877

Electric Utilities — 4.4%
American Electric Power Co., Inc.	168,770	12,748,886
Edison International	94,917	5,985,466
Entergy Corp.	104,890	10,026,435

Security	Shares	Value

Electric Utilities (continued)
Exelon Corp.	226,450	$8,817,963
PG&E Corp.(a)	555,820	9,059,866

		46,638,616

Electrical Equipment — 0.3%
Acuity Brands, Inc.	16,600	2,688,702

Electronic Equipment, Instruments & Components — 2.9%
Avnet, Inc.	242,530	11,236,415
Flex Ltd.(a)	450,430	11,585,059
Zebra Technologies Corp., Class A(a)	40,104	8,398,981

		31,220,455

Entertainment — 0.5%
Warner Bros Discovery, Inc.(a)	555,250	5,519,185

Financial Services — 5.4%
Apollo Global Management, Inc.	43,234	3,348,041
Cannae Holdings, Inc.(a)	791,785	12,945,685
Equitable Holdings, Inc.	459,697	12,214,149
Fidelity National Information Services, Inc.	398,324	19,561,692
NCR Atleos Corp.(a)	154,445	3,407,057
SPDR S&P Software & Services ETF	49,190	5,888,392

		57,365,016

Food Products — 2.1%
Kraft Heinz Co.	706,080	22,213,277

Health Care Equipment & Supplies — 3.5%
Baxter International, Inc.	462,641	15,003,447
Koninklijke Philips NV(a)	661,592	12,585,117
Zimmer Biomet Holdings, Inc.	96,941	10,121,610

		37,710,174

Health Care Providers & Services — 5.4%
Cardinal Health, Inc.	210,237	19,131,567
Cencora, Inc.	49,429	9,151,779
Cigna Group	27,374	8,464,041
Fulgent Genetics, Inc.(a)	94,630	2,265,442
Laboratory Corp. of America Holdings	91,441	18,263,511

		57,276,340

Hotels, Restaurants & Leisure — 0.6%
Las Vegas Sands Corp.	141,113	6,697,223

Household Durables — 0.8%
Newell Brands, Inc.	677,355	4,551,826
Panasonic Holdings Corp.	476,800	4,183,200

		8,735,026

Insurance — 6.6%
Allstate Corp.	94,657	12,128,401
American International Group, Inc.	194,329	11,914,311
Assurant, Inc.	66,495	9,901,106
F&G Annuities & Life, Inc.	20,249	621,442
Fidelity National Financial, Inc.	363,659	14,215,430
Prudential PLC	873,320	9,131,766
Willis Towers Watson PLC	54,146	12,772,500

		70,684,956

IT Services — 2.5%
Cognizant Technology Solutions Corp., Class A	295,292	19,037,475
DXC Technology Co.(a)	393,630	7,939,517

		26,976,992

Leisure Products — 1.3%
Hasbro, Inc.	114,740	5,180,511
Mattel, Inc.(a)	434,210	8,284,727

		13,465,238

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Mid-Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services(a) — 1.5%
Avantor, Inc.(b)	388,480	$6,771,206
Fortrea Holdings, Inc.	323,461	9,186,293

		15,957,499

Machinery — 1.9%
CNH Industrial NV	326,840	3,588,703
Fortive Corp.	70,500	4,602,240
Komatsu Ltd.	519,000	11,924,744

		20,115,687

Marine Transportation — 0.1%
AP Moller - Maersk A/S, Class A	453	738,543

Media — 1.2%
Fox Corp., Class A	336,961	10,240,245
Interpublic Group of Cos., Inc.	96,070	2,728,388

		12,968,633

Metals & Mining — 0.6%
Barrick Gold Corp.	401,810	6,420,924

Multi-Utilities — 1.9%
Public Service Enterprise Group, Inc.	172,915	10,660,210
Sempra	137,496	9,628,845

		20,289,055

Oil, Gas & Consumable Fuels — 5.9%
BP PLC, ADR	230,029	8,414,461
Enterprise Products Partners LP	660,197	17,191,530
Kosmos Energy Ltd.(a)	2,049,870	14,841,058
Suncor Energy, Inc.	494,360	16,017,264
Woodside Energy Group Ltd., ADR	308,730	6,717,965

		63,182,278

Pharmaceuticals — 1.4%
Bayer AG, Registered Shares	260,912	11,273,631
Catalent, Inc.(a)	118,085	4,060,943

		15,334,574

Professional Services — 6.5%
Dun & Bradstreet Holdings, Inc.	1,068,430	9,359,447
Leidos Holdings, Inc.	311,291	30,855,164
Robert Half, Inc.	74,550	5,574,104
SS&C Technologies Holdings, Inc.	407,236	20,463,609
TransUnion	57,330	2,515,640

		68,767,964

Residential REITs — 0.7%
AvalonBay Communities, Inc.	10,190	1,688,891
Mid-America Apartment Communities, Inc.	49,950	5,901,592

		7,590,483

Software(a) — 0.7%
Klaviyo, Inc., Class A	88,558	2,523,017
NCR Voyix Corp.	308,900	4,723,081

		7,246,098

Specialized REITs — 1.6%
American Tower Corp.	33,030	5,885,616
Crown Castle, Inc.	121,560	11,302,649

		17,188,265

Specialty Retail — 1.4%
Advance Auto Parts, Inc.	83,040	4,320,571
Ross Stores, Inc.	89,389	10,366,443

		14,687,014

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 2.4%
HP, Inc.	226,650	$5,967,695
Western Digital Corp.(a)	488,870	19,628,130

		25,595,825

Textiles, Apparel & Luxury Goods — 2.9%
Gildan Activewear, Inc.	568,890	16,162,165
Ralph Lauren Corp., Class A	73,050	8,220,316
Under Armour, Inc., Class A(a)	886,490	6,072,457

		30,454,938

Tobacco — 1.4%
British American Tobacco PLC, ADR	511,790	15,282,049

Trading Companies & Distributors — 0.5%
MSC Industrial Direct Co., Inc., Class A	56,270	5,331,583

Wireless Telecommunication Services — 1.1%
Telephone and Data Systems, Inc.	322,980	5,875,006
Vodafone Group PLC	6,421,510	5,911,241

		11,786,247

Total Common Stocks — 95.1% (Cost: $1,050,504,275)		1,012,729,229

Preferred Securities

Preferred Stocks — 0.7%

Household Products — 0.7%
Henkel AG & Co. KGaA	98,370	7,095,929

		7,095,929

Total Preferred Securities — 0.7% (Cost: $7,630,683)		7,095,929

Total Long-Term Investments — 95.8% (Cost: $1,058,134,958)		1,019,825,158

Short-Term Securities

Money Market Funds — 5.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.24%(c)(d)	43,313,952	43,313,952
SL Liquidity Series, LLC, Money Market Series, 5.53%(c)(d)(e)	11,049,679	11,054,099

Total Short-Term Securities — 5.1% (Cost: $54,364,662)		54,368,051

Total Investments — 100.9% (Cost: $1,112,499,620)		1,074,193,209
Liabilities in Excess of Other Assets — (0.9)%		(9,295,799)

Net Assets — 100.0%		$1,064,897,410

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Mid-Cap Value Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$64,206,031	$—	$(20,892,079	)(a)	$—	$—	$43,313,952	43,313,952	$1,443,577		$—
SL Liquidity Series, LLC, Money Market Series	14,070,058	—	(3,017,935	)(a)	(988)	2,964	11,054,099	11,049,679	120,198	(b)	—

					$(988)	$2,964	$54,368,051		$1,563,775		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$26,180,685	$10,041,058	$—	$36,221,743
Automobile Components	15,172,851	—	—	15,172,851
Automobiles	17,518,291	—	—	17,518,291
Banks	43,916,527	—	—	43,916,527
Beverages	5,313,332	—	—	5,313,332
Biotechnology	8,761,501	—	—	8,761,501
Building Products	10,156,654	—	—	10,156,654
Capital Markets	30,491,003	—	—	30,491,003
Chemicals	22,859,571	—	—	22,859,571
Communications Equipment	9,109,888	—	—	9,109,888
Construction Materials	3,058,847	—	—	3,058,847
Consumer Staples Distribution & Retail	27,788,285	—	—	27,788,285
Containers & Packaging	36,231,877	—	—	36,231,877
Electric Utilities	46,638,616	—	—	46,638,616
Electrical Equipment	2,688,702	—	—	2,688,702
Electronic Equipment, Instruments & Components	31,220,455	—	—	31,220,455
Entertainment	5,519,185	—	—	5,519,185
Financial Services	57,365,016	—	—	57,365,016
Food Products	22,213,277	—	—	22,213,277
Health Care Equipment & Supplies	25,125,057	12,585,117	—	37,710,174
Health Care Providers & Services	57,276,340	—	—	57,276,340
Hotels, Restaurants & Leisure	6,697,223	—	—	6,697,223
Household Durables	4,551,826	4,183,200	—	8,735,026
Insurance	61,553,190	9,131,766	—	70,684,956
IT Services	26,976,992	—	—	26,976,992
Leisure Products	13,465,238	—	—	13,465,238
Life Sciences Tools & Services	15,957,499	—	—	15,957,499
Machinery	8,190,943	11,924,744	—	20,115,687
Marine Transportation	—	738,543	—	738,543
Media	12,968,633	—	—	12,968,633
Metals & Mining	6,420,924	—	—	6,420,924
Multi-Utilities	20,289,055	—	—	20,289,055
Oil, Gas & Consumable Fuels	63,182,278	—	—	63,182,278

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Mid-Cap Value Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Pharmaceuticals	$4,060,943	$11,273,631	$—	$15,334,574
Professional Services	68,767,964	—	—	68,767,964
Residential REITs	7,590,483	—	—	7,590,483
Software	7,246,098	—	—	7,246,098
Specialized REITs	17,188,265	—	—	17,188,265
Specialty Retail	14,687,014	—	—	14,687,014
Technology Hardware, Storage & Peripherals	25,595,825	—	—	25,595,825
Textiles, Apparel & Luxury Goods	30,454,938	—	—	30,454,938
Tobacco	15,282,049	—	—	15,282,049
Trading Companies & Distributors	5,331,583	—	—	5,331,583
Wireless Telecommunication Services	5,875,006	5,911,241	—	11,786,247
Preferred Securities
Preferred Stocks	—	7,095,929	—	7,095,929
Short-Term Securities
Money Market Funds	43,313,952	—	—	43,313,952

	$990,253,881	$72,885,229	$—	1,063,139,110

Investments Valued at NAV(a)				11,054,099

				$1,074,193,209

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2023	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 6.2%
Albemarle Corp.	5,301	$672,061
CF Industries Holdings, Inc.	108,791	8,679,346
Nutrien Ltd.	89,602	4,811,627

		14,163,034

Containers & Packaging — 4.0%
Packaging Corp. of America	32,298	4,943,209
Smurfit Kappa Group PLC	129,203	4,211,492

		9,154,701

Energy Equipment & Services — 1.5%
Schlumberger NV	62,753	3,492,832

Food Products — 6.2%
Archer-Daniels-Midland Co.	70,172	5,022,210
Bunge Ltd.	49,692	5,266,358
Darling Ingredients, Inc.(a)	41,080	1,819,433
Kerry Group PLC, Class A	27,313	2,109,761

		14,217,762

Machinery — 4.5%
AGCO Corp.	38,214	4,381,617
Deere & Co.	15,768	5,760,997

		10,142,614

Metals & Mining — 33.6%
Alcoa Corp.	58,121	1,490,222
Anglo American PLC	91,329	2,327,024
ArcelorMittal SA, Registered Shares	156,969	3,456,457
Barrick Gold Corp.	208,612	3,333,620
BHP Group Ltd., Class DI	325,230	9,206,439
Filo Corp.(a)	30,068	391,583
Filo Mining	49,754	647,959
First Quantum Minerals Ltd.	276,330	3,202,180
Franco-Nevada Corp.	17,509	2,128,219
Freeport-McMoRan, Inc.	157,645	5,325,248
Glencore PLC	1,905,091	10,090,931
Newmont Corp.	59,142	2,216,051
Norsk Hydro ASA	925,833	5,279,754
Polyus PJSC(a)(b)	23,064	3
Stelco Holdings, Inc.	136,271	3,840,253
Teck Resources Ltd., Class B	166,615	5,888,174
Vale SA, ADR	670,365	9,190,704
Wheaton Precious Metals Corp.	201,096	8,496,306

		76,511,127

Security	Shares	Value

Oil, Gas & Consumable Fuels — 40.8%
BP PLC	1,640,190	$10,015,021
Cameco Corp.(c)	74,018	3,028,076
Canadian Natural Resources Ltd.	85,953	5,458,101
Cenovus Energy, Inc.	169,580	3,230,794
Cheniere Energy, Inc.	31,216	5,194,967
Chevron Corp.	53,273	7,763,474
ConocoPhillips	56,901	6,759,839
EOG Resources, Inc.	22,488	2,839,110
Exxon Mobil Corp.	121,101	12,818,541
Galp Energia SGPS SA	128,145	1,929,192
Gazprom PJSC(a)(b)	1,253,804	135
Hess Corp.	14,280	2,062,032
Shell PLC	588,221	18,956,495
TotalEnergies SE	195,563	13,074,852

		93,130,629

Paper & Forest Products — 1.4%
UPM-Kymmene OYJ	96,196	3,239,488

Total Long-Term Investments — 98.2% (Cost: $201,968,559)		224,052,187

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.24%(d)(e)	4,207,749	4,207,749
SL Liquidity Series, LLC, Money Market Series, 5.53%(d)(e)(f)	2,093,650	2,094,487

Total Short-Term Securities — 2.8% (Cost: $6,301,834)		6,302,236

Total Investments — 101.0% (Cost: $208,270,393)		230,354,423
Liabilities in Excess of Other Assets — (1.0)%		(2,275,353)

Net Assets — 100.0%		$228,079,070

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Natural Resources Trust

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,853,690	$—		$(7,645,941	)(a)	$—	$—	$4,207,749	4,207,749	$184,109		$—
SL Liquidity Series, LLC, Money Market Series	3,071	2,090,768	(a)	—		248	400	2,094,487	2,093,650	2,336	(b)	—

						$248	$400	$6,302,236		$186,445		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$14,163,034	$—	$—	$14,163,034
Containers & Packaging	4,943,209	4,211,492	—	9,154,701
Energy Equipment & Services	3,492,832	—	—	3,492,832
Food Products	12,108,001	2,109,761	—	14,217,762
Machinery	10,142,614	—	—	10,142,614
Metals & Mining	48,959,017	27,552,107	3	76,511,127
Oil, Gas & Consumable Fuels	49,154,934	43,975,560	135	93,130,629
Paper & Forest Products	—	3,239,488	—	3,239,488
Short-Term Securities
Money Market Funds	4,207,749	—	—	4,207,749

	$147,171,390	$81,088,408	$138	228,259,936

Investments Valued at NAV(a)				2,094,487

				$230,354,423

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

October 31, 2023

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,019,825,158	$224,052,187
Investments, at value — affiliated(c)	54,368,051	6,302,236
Foreign currency, at value(d)	2,945	—
Receivables:
Investments sold	2,901,102	130,172
Securities lending income — affiliated	11,447	422
Capital shares sold	1,719,482	46,349
Dividends — unaffiliated	1,357,339	243,979
Dividends — affiliated	217,432	14,472
Prepaid expenses	68,571	46,119

Total assets	1,080,471,527	230,835,936

LIABILITIES
Collateral on securities loaned	11,052,640	2,093,670
Payables:
Investments purchased	737,201	—
Accounting services fees	36,193	13,976
Capital shares redeemed	2,771,718	358,808
Custodian fees	24,415	5,166
Investment advisory fees	571,678	120,715
Directors’ and Officer’s fees	3,600	2,801
Other accrued expenses	35,006	20,011
Professional fees	59,236	54,395
Service and distribution fees	82,476	28,130
Transfer agent fees	199,954	59,194

Total liabilities	15,574,117	2,756,866

Commitments and contingent liabilities

NET ASSETS	$1,064,897,410	$228,079,070

NET ASSETS CONSIST OF
Paid-in capital	$1,077,446,491	$210,834,248
Accumulated earnings (loss)	(12,549,081)	17,244,822

NET ASSETS	$1,064,897,410	$228,079,070

(a) Investments, at cost — unaffiliated	$1,058,134,958	$201,968,559
(b) Securities loaned, at value	$11,005,070	$2,213,231
(c) Investments, at cost — affiliated	$54,364,662	$6,301,834
(d) Foreign currency, at cost	$2,941	$—

F I N A N C I A L S T A T E M E N T S	15

Statements of Assets and Liabilities  (unaudited) (continued)

October 31, 2023

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

NET ASSET VALUE
Institutional
Net assets	$674,626,068	$125,592,264

Shares outstanding	33,242,175	4,136,498

Net asset value	$20.29	$30.36

Shares authorized	2 billion	Unlimited

Par value	$0.10	$0.10

Investor A
Net assets	$256,070,891	$93,108,577

Shares outstanding	13,457,619	3,318,104

Net asset value	$19.03	$28.06

Shares authorized	40 million	Unlimited

Par value	$0.10	$0.10

Investor C
Net assets	$19,659,167	$9,378,229

Shares outstanding	1,435,483	513,759

Net asset value	$13.70	$18.25

Shares authorized	40 million	Unlimited

Par value	$0.10	$0.10

Class K
Net assets	$88,834,726	N/A

Shares outstanding	4,375,848	N/A

Net asset value	$20.30	N/A

Shares authorized	2 billion	N/A

Par value	$0.10	N/A

Class R
Net assets	$25,706,558	N/A

Shares outstanding	1,652,573	N/A

Net asset value	$15.56	N/A

Shares authorized	40 million	N/A

Par value	$0.10	N/A

See notes to financial statements.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended October 31, 2023

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

INVESTMENT INCOME
Dividends — unaffiliated	$13,599,778	$5,467,596
Dividends — affiliated	1,443,577	184,109
Securities lending income — affiliated — net	120,198	2,336
Foreign taxes withheld	(373,103)	(293,361)

Total investment income	14,790,450	5,360,680

EXPENSES
Investment advisory	3,755,123	761,070
Transfer agent — class specific	717,059	168,355
Service and distribution — class specific	508,573	180,624
Registration	138,039	42,106
Accounting services	86,176	32,497
Professional	57,639	55,042
Custodian	29,415	9,473
Printing and postage	20,834	15,790
Directors and Officer	8,017	4,411
Miscellaneous	16,369	9,395

Total expenses	5,337,244	1,278,763
Less:
Fees waived and/or reimbursed by the Manager	(92,057)	(2,708)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(447,813)	—

Total expenses after fees waived and/or reimbursed	4,797,374	1,276,055

Net investment income	9,993,076	4,084,625

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	24,173,884	(2,887,095)
Investments — affiliated	(988)	248
Foreign currency transactions	(54,032)	17,013

	24,118,864	(2,869,834)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(101,137,166)	(21,381,151)
Investments — affiliated	2,964	400
Foreign currency translations	8,520	(3,416)

	(101,125,682)	(21,384,167)

Net realized and unrealized loss	(77,006,818)	(24,254,001)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(67,013,742)	$(20,169,376)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	BlackRock Mid-Cap Value Fund		BlackRock Natural Resources Trust

	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,993,076	$14,540,785	$4,084,625	$6,668,430
Net realized gain (loss)	24,118,864	(4,845,235)	(2,869,834)	762,224
Net change in unrealized appreciation (depreciation)	(101,125,682)	13,074,623	(21,384,167)	(8,468,623)

Net increase (decrease) in net assets resulting from operations	(67,013,742)	22,770,173	(20,169,376)	(1,037,969)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,248,066)	(23,512,394)	(2,235,033)	(14,868,747)
Investor A	(1,067,795)	(11,472,489)	(1,664,387)	(11,274,135)
Investor C	(55,731)	(971,046)	(245,768)	(2,013,923)
Class K	(404,303)	(2,779,490)	—	—
Class R	(113,560)	(1,339,264)	—	—

Decrease in net assets resulting from distributions to shareholders	(4,889,455)	(40,074,683)	(4,145,188)	(28,156,805)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(71,731,504)	450,808,755	(36,743,428)	45,954,246

NET ASSETS
Total increase (decrease) in net assets	(143,634,701)	433,504,245	(61,057,992)	16,759,472
Beginning of period	1,208,532,111	775,027,866	289,137,062	272,377,590

End of period	$1,064,897,410	$1,208,532,111	$228,079,070	$289,137,062

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund

	Institutional

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20		Year Ended 01/31/19

Net asset value, beginning of period	$21.61		$22.45	$24.28	$15.04	$18.62		$16.93		$19.13

Net investment income(a)	0.20		0.32	0.27	0.20	0.04		0.28		0.28
Net realized and unrealized gain (loss)		(1.42)	(0.23)	0.42	9.40	(3.56)		2.16		(1.18)

Net increase (decrease) from investment operations		(1.22)	0.09	0.69	9.60	(3.52)		2.44		(0.90)

Distributions(b)
From net investment income		(0.10)	(0.22)	(0.22)	(0.19)	—		(0.28)		(0.33)
From net realized gain	—		(0.71)	(2.30)	(0.17)	(0.06)		(0.47)		(0.97)

Total distributions		(0.10)	(0.93)	(2.52)	(0.36)	(0.06)		(0.75)		(1.30)

Net asset value, end of period	$20.29		$21.61	$22.45	$24.28	$15.04		$18.62		$16.93

Total Return(c)
Based on net asset value	(5.72	)%(d)	0.82%	3.19%	64.97%	(18.89	)%(d)	14.56%		(4.77)%

Ratios to Average Net Assets(e)
Total expenses	0.83	%(f)	0.82%	0.84%	0.87%	0.95	%(f)(g)	0.85	%(h)	0.92%

Total expenses after fees waived and/or reimbursed	0.74	%(f)	0.74%	0.75%	0.85%	0.85	%(f)	0.85%		0.86%

Net investment income	1.80	%(f)	1.53%	1.14%	1.07%	0.96	%(f)	1.55%		1.52%

Supplemental Data
Net assets, end of period (000)	$674,626		$795,962	$415,032	$274,460	$100,473		$119,924		$107,455

Portfolio turnover rate		39%	91%	70%	83%	25%		56%		58%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.05%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Investor A

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20	Year Ended 01/31/19

Net asset value, beginning of period	$20.28		$21.12	$23.00	$14.27	$17.67		$16.10	$18.26

Net investment income(a)	0.16		0.25	0.20	0.17	0.03		0.22	0.22
Net realized and unrealized gain (loss)		(1.33)	(0.21)	0.39	8.89	(3.38)		2.06	(1.13)

Net increase (decrease) from investment operations		(1.17)	0.04	0.59	9.06	(3.35)		2.28	(0.91)

Distributions(b)
From net investment income		(0.08)	(0.17)	(0.17)	(0.16)	—		(0.24)	(0.28)
From net realized gain	—		(0.71)	(2.30)	(0.17)	(0.05)		(0.47)	(0.97)

Total distributions		(0.08)	(0.88)	(2.47)	(0.33)	(0.05)		(0.71)	(1.25)

Net asset value, end of period	$19.03		$20.28	$21.12	$23.00	$14.27		$17.67	$16.10

Total Return(c)
Based on net asset value	(5.82	)%(d)	0.61%	2.89%	64.61%	(18.95	)%(d)	14.28%	(5.03)%

Ratios to Average Net Assets(e)
Total expenses	1.10	%(f)	1.09%	1.14%	1.18%	1.28	%(f)(g)	1.15%	1.22%

Total expenses after fees waived and/or reimbursed	0.99	%(f)	0.99%	1.00%	1.10%	1.10	%(f)	1.10%	1.11%

Net investment income	1.54	%(f)	1.27%	0.89%	0.95%	0.79	%(f)	1.31%	1.26%

Supplemental Data
Net assets, end of period (000)	$256,071		$280,978	$258,059	$224,765	$136,057		$172,946	$169,202

Portfolio turnover rate		39%	91%	70%	83%	25%		56%	58%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.38%.

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Investor C

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20	Year Ended 01/31/19

Net asset value, beginning of period	$14.64		$15.54	$17.60	$11.01	$13.65		$12.59	$14.57

Net investment income(a)	0.06		0.08	0.02	0.04	0.00	(b)	0.08	0.07
Net realized and unrealized gain (loss)		(0.95)	(0.18)	0.30	6.82		(2.61)	1.60	(0.90)

Net increase (decrease) from investment operations		(0.89)	(0.10)	0.32	6.86		(2.61)	1.68	(0.83)

Distributions(c)
From net investment income		(0.05)	(0.09)	(0.08)	(0.10)	—		(0.15)	(0.18)
From net realized gain	—		(0.71)	(2.30)	(0.17)		(0.03)	(0.47)	(0.97)

Total distributions		(0.05)	(0.80)	(2.38)	(0.27)		(0.03)	(0.62)	(1.15)

Net asset value, end of period	$13.70		$14.64	$15.54	$17.60	$11.01		$13.65	$12.59

Total Return(d)
Based on net asset value	(6.15	)%(e)	(0.15)%	2.14%	63.43%	(19.14	)%(e)	13.47%	(5.76)%

Ratios to Average Net Assets(f)
Total expenses	1.89	%(g)	1.92%	1.94%	2.00%	2.07	%(g)(h)	1.99%	2.00%

Total expenses after fees waived and/or reimbursed	1.74	%(g)	1.74%	1.75%	1.85%	1.85	%(g)	1.85%	1.86%

Net investment income	0.78	%(g)	0.53%	0.14%	0.29%	0.09	%(g)	0.57%	0.53%

Supplemental Data
Net assets, end of period (000)	$19,659		$18,627	$16,315	$13,277	$10,610		$14,800	$16,738

Portfolio turnover rate		39%	91%	70%	83%		25%	56%	58%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.18%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Class K

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20		Year Ended 01/31/19

Net asset value, beginning of period	$21.62		$22.45	$24.29	$15.04	$18.62		$16.92		$19.13

Net investment income(a)	0.20		0.33	0.27	0.21	0.04		0.29		0.25
Net realized and unrealized gain (loss)		(1.42)	(0.22)	0.43	9.41		(3.56)	2.18		(1.15)

Net increase (decrease) from investment operations		(1.22)	0.11	0.70	9.62		(3.52)	2.47		(0.90)

Distributions(b)
From net investment income		(0.10)	(0.23)	(0.24)	(0.20)	—		(0.30)		(0.34)
From net realized gain	—		(0.71)	(2.30)	(0.17)		(0.06)	(0.47)		(0.97)

Total distributions		(0.10)	(0.94)	(2.54)	(0.37)		(0.06)	(0.77)		(1.31)

Net asset value, end of period	$20.30		$21.62	$22.45	$24.29	$15.04		$18.62		$16.92

Total Return(c)
Based on net asset value	(5.70	)%(d)	0.90%	3.21%	65.12%	(18.87	)%(d)	14.72%		(4.78)%

Ratios to Average Net Assets(e)
Total expenses	0.73	%(f)	0.72%	0.74%	0.77%	0.88	%(f)(g)	0.77	%(h)	0.81%

Total expenses after fees waived and/or reimbursed	0.69	%(f)	0.69%	0.69%	0.77%	0.80	%(f)	0.76%		0.80%

Net investment income	1.83	%(f)	1.58%	1.15%	1.09%	1.08	%(f)	1.59%		1.36%

Supplemental Data
Net assets, end of period (000)	$88,835		$85,998	$57,937	$20,098	$5,369		$6,516		$4,037

Portfolio turnover rate		39%	91%	70%	83%		25%	56%		58%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.99%.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended January 31, 2020, the expense ratio would have been 0.76%.

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Class R

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20	Year Ended 01/31/19

Net asset value, beginning of period	$16.60		$17.47	$19.46	$12.13	$15.04		$13.80	$15.85

Net investment income(a)	0.11		0.17	0.12	0.11	0.02		0.16	0.15
Net realized and unrealized gain (loss)		(1.08)	(0.20)	0.32	7.53		(2.89)	1.76	(0.98)

Net increase (decrease) from investment operations		(0.97)	(0.03)	0.44	7.64		(2.87)	1.92	(0.83)

Distributions(b)
From net investment income		(0.07)	(0.13)	(0.13)	(0.14)	—		(0.21)	(0.25)
From net realized gain	—		(0.71)	(2.30)	(0.17)		(0.04)	(0.47)	(0.97)

Total distributions		(0.07)	(0.84)	(2.43)	(0.31)		(0.04)	(0.68)	(1.22)

Net asset value, end of period	$15.56		$16.60	$17.47	$19.46	$12.13		$15.04	$13.80

Total Return(c)
Based on net asset value	(5.89	)%(d)	0.34%	2.64%	64.23%	(19.06	)%(d)	14.05%	(5.31)%

Ratios to Average Net Assets(e)
Total expenses	1.43	%(f)	1.44%	1.43%	1.43%	1.53	%(f)(g)	1.46%	1.52%

Total expenses after fees waived and/or reimbursed	1.24	%(f)	1.24%	1.25%	1.35%	1.35	%(f)	1.35%	1.36%

Net investment income	1.29	%(f)	1.03%	0.66%	0.74%	0.56	%(f)	1.09%	1.01%

Supplemental Data
Net assets, end of period (000)	$25,707		$26,968	$27,686	$28,470	$20,844		$27,913	$33,989

Portfolio turnover rate		39%	91%	70%	83%		25%	56%	58%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.64%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust

	Institutional

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$33.33		$36.90	$30.10	$19.31	$25.15		$33.01	$30.00

Net investment income(a)	0.55		0.90	1.00	0.65	0.42		0.77	0.66
Net realized and unrealized gain (loss)		(3.00)	(0.84)	7.06	10.67		(5.51)	(4.08)	3.85

Net increase (decrease) from investment operations		(2.45)	0.06	8.06	11.32		(5.09)	(3.31)	4.51

Distributions(b)
From net investment income		(0.13)	(0.88)	(1.23)	(0.53)		(0.75)	(0.79)	(0.91)
From net realized gain		(0.39)	(2.75)	(0.03)	—	—		(3.76)	(0.59)

Total distributions		(0.52)	(3.63)	(1.26)	(0.53)		(0.75)	(4.55)	(1.50)

Net asset value, end of period	$30.36		$33.33	$36.90	$30.10	$19.31		$25.15	$33.01

Total Return(c)
Based on net asset value	(7.46	)%(d)	2.22%	27.57%	59.14%	(20.81	)%(d)	(9.12)%	15.32%

Ratios to Average Net Assets(e)
Total expenses	0.86	%(f)	0.83%	0.87%	0.94%	1.00	%(f)(g)	0.91%	0.92%

Total expenses after fees waived and/or reimbursed	0.85	%(f)	0.83%	0.87%	0.94%	1.00	%(f)(g)	0.91%	0.92%

Net investment income	3.40	%(f)	2.70%	2.99%	2.64%	2.48	%(f)	2.86%	2.08%

Supplemental Data
Net assets, end of period (000)	$125,592		$168,185	$151,834	$78,010	$41,828		$44,732	$72,269

Portfolio turnover rate		23%	75%	84%	87%		49%	75%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.03% and 1.02%.

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)

	Investor A

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$30.86		$34.47	$28.19	$18.12	$23.63		$31.32	$28.50

Net investment income(a)	0.45		0.74	0.85	0.53	0.37		0.64	0.54
Net realized and unrealized gain (loss)		(2.76)	(0.81)	6.60	10.00		(5.20)	(3.86)	3.67

Net increase (decrease) from investment operations		(2.31)	(0.07)	7.45	10.53		(4.83)	(3.22)	4.21

Distributions(b)
From net investment income		(0.10)	(0.79)	(1.14)	(0.46)		(0.68)	(0.71)	(0.80)
From net realized gain		(0.39)	(2.75)	(0.03)	—	—		(3.76)	(0.59)

Total distributions		(0.49)	(3.54)	(1.17)	(0.46)		(0.68)	(4.47)	(1.39)

Net asset value, end of period	$28.06		$30.86	$34.47	$28.19	$18.12		$23.63	$31.32

Total Return(c)
Based on net asset value	(7.60	)%(d)	1.96%	27.21%	58.61%	(20.99	)%(d)	(9.37)%	15.06%

Ratios to Average Net Assets(e)
Total expenses	1.13	%(f)	1.12%	1.17%	1.24%	1.26	%(f)(g)	1.20%	1.18%

Total expenses after fees waived and/or reimbursed	1.13	%(f)	1.12%	1.17%	1.24%	1.26	%(f)(g)	1.19%	1.18%

Net investment income	3.06	%(f)	2.41%	2.76%	2.35%	2.29	%(f)	2.54%	1.77%

Supplemental Data
Net assets, end of period (000)	$93,109		$108,686	$107,589	$83,375	$58,276		$96,230	$122,564

Portfolio turnover rate		23%	75%	84%	87%		49%	75%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.28%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)

	Investor C

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$20.27		$24.14	$20.12	$13.02	$17.10		$24.03	$22.16

Net investment income(a)	0.23		0.34	0.44	0.26	0.17		0.35	0.24
Net realized and unrealized gain (loss)		(1.81)	(0.77)	4.64	7.15		(3.74)	(3.01)	2.83

Net increase (decrease) from investment operations		(1.58)	(0.43)	5.08	7.41		(3.57)	(2.66)	3.07

Distributions(b)
From net investment income		(0.05)	(0.69)	(1.03)	(0.31)		(0.51)	(0.51)	(0.61)
From net realized gain		(0.39)	(2.75)	(0.03)	—	—		(3.76)	(0.59)

Total distributions		(0.44)	(3.44)	(1.06)	(0.31)		(0.51)	(4.27)	(1.20)

Net asset value, end of period	$18.25		$20.27	$24.14	$20.12	$13.02		$17.10	$24.03

Total Return(c)
Based on net asset value	(7.92	)%(d)	1.16%	26.25%	57.31%	(21.45	)%(d)	(10.06)%	14.13%

Ratios to Average Net Assets(e)
Total expenses	1.87	%(f)	1.86%	1.92%	2.06%	2.08	%(f)(g)	1.97%	1.95%

Total expenses after fees waived and/or reimbursed	1.87	%(f)	1.86%	1.92%	2.06%	2.08	%(f)(g)	1.97%	1.95%

Net investment income	2.39	%(f)	1.67%	1.99%	1.62%	1.49	%(f)	1.85%	1.03%

Supplemental Data
Net assets, end of period (000)	$9,378		$12,266	$12,955	$8,097	$6,316		$11,711	$23,390

Portfolio turnover rate		23%	75%	84%	87%		49%	75%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.10%.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Each of BlackRock Mid-Cap Value Series, Inc. (the “Corporation”) and BlackRock Natural Resources Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation and BlackRock Natural Resources Trust is organized as a Massachusetts business trust. BlackRock Mid-Cap Value Fund is a series of the Corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Mid-Cap Value Fund	Mid-Cap Value	Diversified
BlackRock Natural Resources Trust	Natural Resources	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of Natural Resources are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (unaudited) (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of October 31, 2023, certain investments of the Funds were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (unaudited) (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)

Mid-Cap Value
BofA Securities, Inc.	$1,830,442	$(1,830,442)	$—		$—
Citigroup Global Markets, Inc.	9,174,628	(9,174,628)	—		—

	$11,005,070	$(11,005,070)	$—		$—

Natural Resources
Goldman Sachs & Co. LLC	$2,213,231	$(2,094,487)	$—		$118,744

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2023. Additional collateral is delivered to each Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Natural Resources and the Corporation, on behalf of Mid-Cap Value, each entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Mid-Cap Value	Natural Resources

First $1 billion	0.65%	0.60%
$1 billion — $3 billion	0.61	0.56
$3 billion — $5 billion	0.59	0.54
$5 billion — $10 billion	0.57	0.52
Greater than $10 billion	0.55	0.51

With respect to Natural Resources, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of Natural Resources for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Mid-Cap Value		Natural Resources

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%
Class R	0.25%	0.25%	N/A	N/A

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Mid-Cap Value	$346,962	$93,556	$68,055	$508,573
Natural Resources	126,795	53,829	—	180,624

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2023, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Mid-Cap Value	$1,276	$5,416	$1,638	$292	$215	$8,837
Natural Resources	589	3,198	889	—	—	4,676

For the six months ended October 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Mid-Cap Value	$455,433	$204,199	$17,322	$9,001	$31,104	$717,059
Natural Resources	86,524	74,603	7,228	—	—	168,355

Other Fees: For the six months ended October 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

Mid-Cap Value	$5,611
Natural Resources	1,148

For the six months ended October 31, 2023, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

Mid-Cap Value	$3,073	$1,662
Natural Resources	4	536

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Mid-Cap Value	$21,054
Natural Resources	2,708

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (unaudited) (continued)

With respect to Mid-Cap Value, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

Mid-Cap Value	0.74%	0.99%	1.74%	0.69%	1.24%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of Mid-Cap Value. For the six months ended October 31, 2023, the Manager waived and/or reimbursed investment advisory fees of $71,003 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager— class specific, in the Statements of Operations. For the six months ended October 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Transfer Agent Fees Waived and/or
	Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Mid-Cap Value	$267,290	$134,654	$12,634	$8,951	$24,284	$447,813

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may impose a discretionary liquidity fee of up to 2% of the value withdrawn, if such fee is determined to be in the best interests of the Money Market Series. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Mid-Cap Value retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Mid-Cap Value, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Natural Resources retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Natural Resources, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended October 31, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Mid-Cap Value	$28,194
Natural Resources	453

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Mid-Cap Value is currently permitted to borrow under the Interfund Lending Program. Natural Resources is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

During the period ended October 31, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

6.	PURCHASES AND SALES

For the six months ended October 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

Mid-Cap Value	$425,479,925	$471,855,709
Natural Resources	56,012,819	83,833,393

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2023, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards	(a)

Mid-Cap Value	$(3,743,795)

(a)	Amounts available to offset future realized capital gains.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Mid-Cap Value	$1,115,455,991	$69,819,689	$(111,082,471)	$(41,262,782)
Natural Resources	214,468,015	40,202,968	(24,316,560)	15,886,408

8.	BANK BORROWINGS

Natural Resources and the Corporation, on behalf of Mid-Cap Value, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2023, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (unaudited) (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/23		Year Ended 04/30/23

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Mid-Cap Value
Institutional
Shares sold	5,681,775	$122,643,761	28,449,552	$600,083,916
Shares issued in reinvestment of distributions	124,946	2,853,761	1,070,096	21,342,058
Shares redeemed	(9,396,258)	(201,071,614)	(11,177,783)	(236,480,144)

	(3,589,537)	$(75,574,092)	18,341,865	$384,945,830

Investor A
Shares sold and automatic conversion of shares	1,045,921	$21,340,493	3,938,927	$78,872,601
Shares issued in reinvestment of distributions	48,314	1,035,383	599,292	11,168,975
Shares redeemed	(1,493,176)	(30,121,995)	(2,898,998)	(57,350,609)

	(398,941)	$(7,746,119)	1,639,221	$32,690,967

Investor C
Shares sold	387,099	$5,557,660	561,270	$8,158,562
Shares issued in reinvestment of distributions	3,599	55,601	71,933	969,241
Shares redeemed and automatic conversion of shares	(227,641)	(3,304,357)	(410,533)	(5,830,597)

	163,057	$2,308,904	222,670	$3,297,206

Class K
Shares sold	1,166,748	$25,267,683	2,468,027	$52,067,265
Shares issued in reinvestment of distributions	17,702	404,299	139,496	2,779,490
Shares redeemed	(787,012)	(16,858,519)	(1,209,887)	(25,524,028)

	397,438	$8,813,463	1,397,636	$29,322,727

Class R
Shares sold	202,944	$3,345,518	399,049	$6,461,949
Shares issued in reinvestment of distributions	6,477	113,547	87,687	1,338,775
Shares redeemed	(181,128)	(2,992,725)	(446,846)	(7,248,699)

	28,293	$466,340	39,890	$552,025

	(3,399,690)	$(71,731,504)	21,641,282	$450,808,755

	Six Months Ended 10/31/23		Year Ended 04/30/23

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Natural Resources
Institutional
Shares sold	410,579	$13,123,298	3,127,847	$106,719,097
Shares issued in reinvestment of distributions	61,843	2,014,233	420,526	11,782,994
Shares redeemed	(1,382,133)	(44,120,242)	(2,617,235)	(85,209,007)

	(909,711)	$(28,982,711)	931,138	$33,293,084

Investor A
Shares sold and automatic conversion of shares	153,373	$4,528,679	1,118,548	$35,384,778
Shares issued in reinvestment of distributions	51,602	1,554,254	403,771	10,508,486
Shares redeemed	(409,286)	(12,085,898)	(1,120,825)	(34,531,070)

	(204,311)	$(6,002,965)	401,494	$11,362,194

Investor C
Shares sold	14,474	$279,244	190,726	$4,246,208
Shares issued in reinvestment of distributions	12,173	239,092	114,096	1,970,955
Shares redeemed and automatic conversion of shares	(117,908)	(2,276,088)	(236,545)	(4,918,195)

	(91,261)	$(1,757,752)	68,277	$1,298,968

	(1,205,283)	$(36,743,428)	1,400,909	$45,954,246

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (unaudited) (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Trustees of BlackRock Natural Resources Trust (“Natural Resources Trust”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Natural Resources Trust Advisory Agreement”) between Natural Resources Trust and BlackRock Advisors, LLC (the “Manager”), Natural Resources Trust’s investment advisor. The Board of Trustees of Natural Resources Trust also considered the approval to continue the sub-advisory agreement (the “Natural Resources Trust Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Natural Resources Trust.

The Board of Directors of BlackRock Mid-Cap Value Series, Inc. (the “Corporation”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Mid-Cap Value Fund Advisory Agreement”) between the Corporation, on behalf of BlackRock Mid-Cap Value Fund (the “Mid-Cap Value Fund”), and the Manager, the Mid-Cap Value Fund’s investment advisor.

Natural Resources Trust and the Mid-Cap Value Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Natural Resources Trust Advisory Agreement, the Natural Resources Trust Sub-Advisory Agreement and the Mid-Cap Value Fund Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of Natural Resources Trust and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 18, 2023 are referred to as the “April Meeting” and the meetings held on May 23-24, 2023 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), each Board considers the approval of the continuation of the pertinent Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the pertinent Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. Each Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. Each Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, each Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, each Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T	37

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement   (continued)

profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, each Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisor with respect to Natural Resources Trust facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit the Fund and its shareholders.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). Each Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. Each Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Each Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, Mid-Cap Value Fund ranked in the first quartile against its Morningstar Category.

The Board noted that for the one-, three- and five-year periods reported, Natural Resources Trust ranked in the first, first and second quartiles, respectively, against its Morningstar Category.

The Boards noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for each Fund, and that BlackRock has explained its rationale for this belief to the Boards.

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement   (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. Each Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. Each Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Boards noted that each of Mid-Cap Value Fund’s and Natural Resources Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the pertinent Fund’s Expense Peers.

The Board of the Corporation further noted that BlackRock and the Board have contractually agreed to a cap on Mid-Cap Value Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Boards also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Boards additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the pertinent Fund decreases below certain contractually specified levels.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. Each Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Boards also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T	39

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement   (continued)

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Natural Resources Trust Advisory Agreement between the Manager and Natural Resources Trust for a one-year term ending June 30, 2024, and the Natural Resources Trust Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Natural Resources Trust for a one-year term ending June 30, 2024.

The Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of the Mid-Cap Value Fund Advisory Agreement between the Manager and the Mid-Cap Value Fund for a one-year term ending June 30, 2024.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	41

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited(a)	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom
Legal Counsel
Accounting Agent and Custodian	Sidley Austin LLP
State Street Bank and Trust Company	New York, NY 10019
Boston, MA 02114
Address of the Corporation
Transfer Agent	100 Bellevue Parkway
BNY Mellon Investment Servicing (US) Inc.	Wilmington, DE 19809
Wilmington, DE 19809

(a)	For BlackRock Natural Resources Trust.

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PJSC	Public Joint Stock Company

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depository Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	43

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MCDNR-10/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Mid-Cap Value Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid-Cap Value Series, Inc.

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid-Cap Value Series, Inc.

Date: December 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Mid-Cap Value Series, Inc.

Date: December 21, 2023